EXHIBIT 23.1




            Consent of Independent Certified Public Accountants
            ---------------------------------------------------

The Board of Directors and Shareholders
Donaldson, Lufkin & Jenrette, Inc.:

We consent to incorporation herein by reference of our report dated February 2, 1998 which is included in the December 31, 1997 annual report on Form 10-K of Donaldson, Lufkin & Jenrette, Inc., also incorporated herein by reference.



       /s/ KPMG Peat Marwick LLP


New York, New York
October 14, 1998



                               EXHIBIT 24.1